UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2018

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Verastem, Inc. (the “Company”) was held in Needham, Massachusetts on May 16, 2018. At that meeting, the stockholders considered and acted upon the following proposals:

Proposal No. 1 — Election of Class III Directors. By the vote reflected below, the stockholders elected the following individuals to serve as Class III directors until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non- Votes
Robert Forrester	15,122,798	262,681	27,794,557
Bruce Wendel	15,064,888	320,591	27,794,557

There were no abstentions with respect to this proposal.

Proposal No. 2 — The Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. 42,649,007 shares voted for the proposal; 270,850 shares voted against the proposal; and 260,179 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

Proposal No. 3 — Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers.  14,534,279 shares voted for the proposal; 562,938 shares voted against the proposal; and 288,262 shares abstained from voting on the proposal. There were 27,794,557 broker non-votes on the proposal.

Proposal No. 4 — Non-Binding Advisory Vote on the Frequency of Holding Future Non-Binding Advisory Votes on the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of one year for holding future non-binding, advisory votes on the compensation paid to the Company’s named executive officers. 14,508,305 shares voted for the one year proposal; 189,221 shares voted for the two year proposal; and 405,566 shares voted for the three year proposal. 282,387 shares abstained from voting on the proposal. Based on these voting results, the Board has determined that it will hold a non-binding, advisory vote on the compensation paid to the Company’s named executive officers each year until the next required stockholder vote on the frequency of non-binding, advisory votes on the compensation paid to the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2018	By:	/s/ Julie Feder
Julie Feder
Chief Financial Officer